Exhibit 10.2 1 DLH HOLDINGS CORP. EMPLOYEE STOCK OPTION CERTIFICATE AND AGREEMENT Date of Grant: Option No.: Name of Optionee: Number of Shares: Exercise Price Per Share: Expiration Date: Effective on the date of grant specified above, DLH HOLDINGS CORP. (the “Company”) has granted to the above-named Optionee under the Company’s 2025 Equity Incentive Plan (the “Plan”), an option to purchase from the Company the number of shares of Common Stock of the Company set forth above (the “Option”). This Option is subject to all the terms and conditions of the Plan which is incorporated in this option as though set forth in full. The terms and conditions of this Option are as follows: 1. Number and Price of Options. The number and price of the shares subject to this Option shall be the number and price set forth above, subject to any adjustments which may be made under Section 11 below. 2. Vesting and Exercisability. This Option may not be exercised until it is vested. This Option may be exercised to purchase the shares of Common Stock covered by this Option (the “Shares”) in accordance with the provisions of this Section 2. (a) With respect to the Shares covered by this Option, and provided Optionee is an employee of the Company on each vesting date, and unless otherwise provided by this Option Agreement, this Option may be exercised to purchase the Shares as follows: (i) __________; and (ii) __________. (b) For the purpose of determining the closing price of the Company’s Common Stock, the closing price of a share of the Company’s Common Stock shall mean (A) if the Common Stock is traded on a national securities exchange, including on the Nasdaq Stock Market (“Nasdaq”), the per share closing price of the Common Stock shall be the reported closing price the principal securities exchange on which they are listed on the date of determination (or if there is no closing price for such date of determination, then the last preceding business day on which there was a closing price); or (B) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq, the per share closing price of the Common Stock shall be the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock on the date of determination (or if there is no closing price for such date of determination, then the last preceding business day on which there was a closing price).

2 (c) This Option expires at 5:00 p.m. (eastern standard time) on the Expiration Date (the “Expiration Time”) as stated above whether or not it has been duly exercised, unless sooner terminated as provided below. This Option may also terminate sooner, as provided below, if your employment is terminated for any reason. This Option shall terminate and no Shares may be purchased after the Expiration Time. 3. Acceptance of Option Agreement. Your acceptance of this Option Agreement will indicate your acceptance of and your agreement to be bound by its terms and the terms of the Plan. It imposes no obligation upon you to purchase any of the shares subject to the Option. Your obligation to purchase Shares can arise only upon your exercise of the Option in the manner set forth herein. This stock Option Agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Board of Directors shall be final. 4. Condition of Employment. Except as provided in Section 9, this Option may not be exercised unless the Optionee is employed by the Company or one of its parent or subsidiary corporations on the date of such exercise and shall have been an employee continuously since the date of grant. 5. Exercise Procedure. This Option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the Option. A form of the notice is attached to this Option Certificate. The notice must state the number of shares of Common Stock for which your Option is being exercised and must be accompanied by the full purchase price of the shares being purchased. Payment shall be either (i) in cash, or by certified or bank cashier’s check payable to the order of the Company, free from all collection charges; (ii) by delivery of shares of Common Stock of the Company already owned by the Optionee for at least six months prior to the date of exercise, which Common Stock shall be valued at Fair Market Value on the date of exercise; (iii) through the surrender of shares of Common Stock then issuable upon exercise of this Option having a Fair Market Value on the date of the exercise of the Option equal to the aggregate Exercise Price of the exercised portion of the Option; or (iv) by a combination of the methods of payment specified in clauses (i) through (iii) above. For these purposes, the Fair Market Value per share of Common Stock shall be: (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq Stock Market System (“Nasdaq”), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on Nasdaq, as the case may be, on the date of exercise (or if there is no closing price for such date of exercise, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotations are published on an inter-dealer quotation system (but not on Nasdaq), the closing bid price of the Common Stock on the date of exercise as reported by thereon (or if there are no closing bid prices for such date of exercise, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on an inter-dealer quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock. If notice of the exercise of this Option is given by the person or persons other than you, the Company may require, as a condition to the exercise of this Option, the submission to the Company of appropriate proof of the right of such person or person to exercise this Option. 6. Issuance of Shares. Certificate for the Shares purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares

Exhibit 10.2 3 until it has complied with all requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any stock exchange on which the Company’s Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such Shares or the listing of such Shares. 7. No Rights Until Exercise. Until the issuance of the certificate for the Shares, you or such other person as may be entitled to exercise this Option, shall have none of the rights of a stockholder with respect to shares issuable upon exercise of this Option. 8. Transferability. This Option is personal to the Optionee and during the Optionee’s lifetime may be exercised only by the Optionee. This Option shall not be transferable other than by will or the laws of descent and distribution, and as may be permitted under the Internal Revenue Code, the federal securities laws and the rules and regulations promulgated thereunder. If notice of the exercise of this Option is given by the person or persons other than you, the Company may require, as a condition to the exercise of this Option, the submission to the Company of appropriate proof of the right of such person or person to exercise this Option. 9. Termination of Employment. In the event that the Optionee ceases to be an employee of the Company or of any subsidiary, this Option shall terminate in accordance with the terms of the Plan. In the event that the Option holder ceases to be an employee of the Company or of any subsidiary for any reason other than permanent disability (as determined by the Board of Directors, or a committee of the Board) or death, this Option shall automatically terminate. Notwithstanding the foregoing, however, upon the termination of employment the Optionee shall continue to have the right to exercise any unexercised portion of this Option, which was otherwise exercisable on the date of termination, for a period of three months from the date on which the Optionee ceased to be so employed, but in no event after the Expiration Time, unless the termination of Optionee’s employment was determined to be for “Cause” (as defined in the Plan), in which event this Option will terminate on the date that the Optionee ceases to be an employee of the Company or a subsidiary. In the event of the death of Optionee during this three- month period, this Option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the Optionee could have exercised this Option if he or she had not died, for three months from the date of death, but in no event after the Expiration Time. In the event the Optionee’s employment is terminated due to his or her death or permanent disability, this Option shall remain exercisable, solely to the extent vested as of the date of the termination of employment, for such period of time as provided for in the Plan, but in no event after the Expiration Time. In the event of the death of the Optionee during the one-year period after the date of permanent disability of the Optionee, that portion of the Option which was exercisable shall be exercisable by his or her personal representatives, heir or legatees at any time prior to the expiration of one year from the date of the death of Optionee, but in no event after the Expiration Time. 10. Not an Employment Agreement. This Option does not confer on the Optionee any right to continue in the employ of the Company or interfere in any way with the right of the Company to determine the terms of the Optionee’s employment. 11. Corporate Transactions and Change in Control. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or stock of the Company, the Board shall make such adjustments, if any, as it deems appropriate in the number and kind of shares covered by this Option, or in the exercise price of this Option, or both. Notwithstanding any provision to the contrary, the Committee or the Board may cancel, amend, alter or supplement any term or provision of this Option to avoid the penalty provisions of Section 4999 of the Code. In the event of a merger of one or more corporations with

4 and into Company or any consolidation of the Company and one or more corporations, or any other Change in Control (as defined in the Plan), the treatment of this Option will be subject in all respects to the terms and conditions of the Plan, including provisions which set forth the ability of the Company to determine the rights of the Optionee with respect to this Option. 12. Capital Adjustments. The existence of the Option shall not affect in any way the right or power of Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in Company’s capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred stock having a preference to or affecting Company’s common stock or of any rights thereof, or the issuance of any securities convertible into any such common stock or of any rights, options, or warrants to purchase any common stock, or the dissolution or liquidation of Company, any sale or transfer of all or any part of its assets or business, or any other act or proceeding of Company, whether of a similar character or otherwise. The securities with respect to which the Option is granted are shares of common stock of the Company as presently constituted, but if and whenever, prior to the delivery by Company of all the shares with respect to which the Option is granted, the Company shall effect a subdivision or consolidation of shares of its common stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of such common stock outstanding, the number of shares subject to the Option and the applicable Exercise Price shall be adjusted as provided for in the Plan. 13. Securities Law Compliance. This Option shall be subject to the requirement that if at any time the Board shall determine that the registration, listing or qualification of the shares covered hereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of this Option or the purchase of the shares, this Option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Board may require that the person exercising this Option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirements. 14. Tax Matters. To the maximum extent permissible under the Code, this Option is intended to qualify for “incentive stock option” treatment under the provisions of Section 422 of the Code. It is understood and acknowledged by Optionee, however, that all of the options represented by this Option Certificate may not qualify as Incentive Stock Options. You are therefore urged to consult with your individual tax advisor prior to exercising this Option since the exercise of this Option may result in adverse tax consequences including the payment of additional federal and/or state income taxes. 15. Withholding Tax. The Company shall have the power and the right to deduct or withhold, or require a Optionee to remit to the Company as a condition precedent for the fulfillment of any option exercise, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Option. Whenever Shares are to be issued or cash paid to an Optionee upon exercise of an option, the Company shall have the right to require the Optionee to remit to the Company, as a condition of exercise of the Option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Optionee is an insider (as determined by the Board of Directors), satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

Exhibit 10.2 5 16. Notices. All notices hereunder to the Company shall be delivered or mailed to the following address: DLH HOLDINGS CORP. 3565 Piedmont Road, NE Building 3, Suite 700 Atlanta, GA 30305 Attention: Chief Financial Officer Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee. 17. Governing Law. This Agreement is granted and delivered in the State of New Jersey and is intended to be construed and enforced under the laws thereof. The Holder submits to the exclusive jurisdiction and venue of the federal or state courts of New Jersey, to resolve any and all issues that may arise out of or relate to this Option Agreement. 18. Certain Definitions. Capitalized terms used herein, to the extent not defined in this Stock Option Agreement shall have the meanings ascribed to such term in the Plan. Signature page follows.

6 19. General Provisions. This Option constitutes the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Agreement and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included. No fractional shares of Common Stock shall be issued or delivered pursuant to this Option. The Company shall determine whether cash or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. DLH HOLDINGS CORP. By:__________________________________ Name: Title: Chief Executive Officer Attest: _______________________ Name: Title: Chief Fianncial Officer

Exhibit 10.2 7 ACKNOWLEDGMENT The Optionee acknowledges receipt of a copy of DLH Holdings Corp.’s 2025 Equity Incentive Plan (the “Plan”), and represents that he or she has read and is familiar with the terms and provisions thereof and hereby accepts this Option subject to all of the terms and provisions of the Option Agreement and the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan. Date: ________________ , Signature of Optionee Name of Optionee Address City, State, Zip Code

8 OPTION EXERCISE FORM TO: DLH Holdings Corp. 3565 Piedmont Road, NE, Building 3, Suite 700 Atlanta, GA 30305 Attn: Chief Financial Officer Ladies/Gentlemen: I irrevocably elect to exercise my right to purchase _________ shares of Common Stock of DLH Holdings Corp. (the “Company”) covered by this Option Agreement and make full payment of the Exercise Price of such shares as follows (PLEASE CHOOSE FORM OF PAYMENT).  Cash Purchase. I hereby elect to pay the exercise price in cash and enclose a CERTIFIED CHECK (or has wired payment) in the amount of $____________.  Cashless Exercise. I have enclosed _______ shares of Common Stock of DLH Holdings Corp. in accordance with the Option Agreement. I represent that I have owned the shares being delivered for at least six months prior to the date of exercise.  Net Exercise. I hereby authorize and instruct the Company to deduct a total of ______ shares of Common Stock issuable upon exercise of this Option which has a Fair Market Value on the date of the exercise of this Option equal to the aggregate Exercise Price of the exercised portion of this Option.  Combination of Methods. I elect to pay the exercise price through a combination of the methods set forth above, as indicated by my selection of such options. I understand and agree that DLH Holdings Corp. shall have the power and the right to deduct or withhold, or require me to remit to DLH Holdings Corp. as a condition precedent for the fulfillment of any option exercise, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this option. Further, I acknowledge that DLH Holdings Corp. shall have the right to require me to remit to DLH Holdings Corp., as a condition of exercise of the option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Optionee is an insider (as determined by the Board of Directors), satisfaction of withholding requirements by having DLH Holdings Corp. withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Further, I agree to promptly notify DLH Holdings Corp. of the sale of any of the shares I received upon exercise of this option during the one-year period commencing on the date I receive the certificate for the shares. Kindly deliver to me a certificate representing the shares as follows: INSTRUCTIONS FOR DELIVERY Name: ____________________________________________________________ (please typewrite or print in block letters) Address: _________________________________ _________________________________ Dated: _________________________ Signature: ________________________________